UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

                         Date of Report: April 11, 2005
--------------------------------------------------------------------------------
                        (Date of earliest event reported)

                    MILLENNIUM CAPITAL VENTURE HOLDINGS INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         DELAWARE                 0-31457                   23-3048444
--------------------------------------------------------------------------------
         State of                Commission                 IRS Employer
      incorporation              File Number            Identification Number


                               1 Place Ville-Marie
                                   Suite 2821
                                  Montreal, Qc
                                     H3B 4R4
--------------------------------------------------------------------------------
                    (Address of principal executive offices)

                                Tel: 514-448-6710
--------------------------------------------------------------------------------
                           (Issuer's telephone number)

                      P. O. Box 461029, Glendale, CO 80220
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

   Copies of all communications, including all communications sent to the agent for service, should be sent to:

                         Joseph I. Emas, Attorney at Law
                             1224 Washington Avenue
                           Miami Beach, Florida 33139
                             Telephone: 305.531.1174

Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On March 11, 2005, Millennium Capital Venture Holdings Inc. ("MCVH"), a Delaware corporation completed the acquisition of Telediscount Communications Inc., a New York corporation, pursuant to an Agreement and Plan of Merger whereby MCVH will exchange shares of MCVH for one hundred percent (100%) of the outstanding shares of Telediscount Communications Inc. At the effective time of the merger, Telediscount Communications Inc. will be merged with and into our wholly owned subsidiary, Millennium Acquisition Corp., a Florida corporation, which will be subsequently dissolved and merged into the issuer.

All of the outstanding shares of Telediscount Communications Inc. common stock shall be converted by virtue of the merger at the Closing Date into shares of our common stock (the "Merger Securities"). On or before the Closing Date, each Shareholder of Telediscount Communications Inc. shall surrender their outstanding shares of Telediscount Communications Inc. common stock existing immediately prior to the Closing Date. Until so surrendered, any outstanding certificates or other documentation which, prior to the Closing Date represented outstanding shares of Telediscount Communications Inc. common stock, shall be deemed for all corporate purposes to be surrendered. Upon such surrender, shares of Telediscount Communications Inc. common stock so surrendered shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist.

Management of Millennium Capital Venture Holdings Inc. intend to request a name change to Nuevo Financial Corporation to better reflect the acquired business and general business model.

Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets.

On March 11, 2005, Millennium Capital Venture Holdings Inc. ("MCVH"), a Delaware corporation completed the acquisition of Telediscount Communications Inc., a New York corporation, pursuant to an Agreement and Plan of Merger whereby MCVH will exchange shares of MCVH for one hundred percent (100%) of the outstanding shares of Telediscount Communications Inc. At the effective time of the merger, Telediscount Communications Inc. will be merged with and into our wholly owned subsidiary, Millennium Acquisition Corp., a Florida corporation, which will be subsequently dissolved and merged into the issuer.

All of the outstanding shares of Telediscount Communications Inc. common stock shall be converted by virtue of the merger at the Closing Date into shares of our common stock (the "Merger Securities"). On or before the Closing Date, each Shareholder of Telediscount Communications Inc. shall surrender their outstanding shares of Telediscount Communications Inc. common stock existing immediately prior to the Closing Date. Until so surrendered, any outstanding certificates or other documentation which, prior to the Closing Date represented outstanding shares of Telediscount Communications Inc. common stock, shall be deemed for all corporate purposes to be surrendered. Upon such surrender, shares of Telediscount Communications Inc. common stock so surrendered shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist.

Section 5 - Corporate Governance and Management

Item 5.01 Changes in Control of Registrant.

Pursuant to the completion of the reverse merger transaction, a change of control occurred. The table below outlines the shareholders representing Officers, Directors, Control and or Affiliates and the percentage owned by them post reverse merger.

        --------------------------------------------------------- ------------------- ----------------------
        Name of Shareholder                                        Number of Shares        Percentage
                                                                        Owned
        --------------------------------------------------------- ------------------- ----------------------
        Trey Rhyne                                                    2,849,586               12%%
        --------------------------------------------------------- ------------------- ----------------------
        Rene Kleyweg                                                  2,381,015                10%
        --------------------------------------------------------- ------------------- ----------------------
        Ed Cabrera (1)                                                2,019,588               8.5%
        --------------------------------------------------------- ------------------- ----------------------
        Jose Araque (2)                                               1,630,699               6.9%
        --------------------------------------------------------- ------------------- ----------------------
        Angel Castellanos                                             1,630,699               6.9%
        --------------------------------------------------------- ------------------- ----------------------
        John Binnie                                                   1,281,102               5.4%
        --------------------------------------------------------- ------------------- ----------------------
        Richard Arrol Rean                                            1,195,275                5%
        --------------------------------------------------------- ------------------- ----------------------
        Rainey Sellars (3)                                             317,721                1.3%
        --------------------------------------------------------- ------------------- ----------------------
        Les Services Financiers Francis Mailhot Inc. (4)               854,500                3.6%
        --------------------------------------------------------- ------------------- ----------------------
        Toyma Capital Inc. (5)                                         904,500                3.8%
        --------------------------------------------------------- ------------------- ----------------------
        Timothy Gardner (6)                                             45,774                0.19%
        --------------------------------------------------------- ------------------- ----------------------
        Jim Gatheral  (7)                                             1,088,889               4.6%
        --------------------------------------------------------- ------------------- ----------------------
        Paul Dewinter  (7)                                            1,088,889               4.6%
        --------------------------------------------------------- ------------------- ----------------------
        Brian Abdoo (7)                                               1,088,889               4.6%
        --------------------------------------------------------- ------------------- ----------------------
        Christian Kutscher (7)                                         854,068                3.6%
        --------------------------------------------------------- ------------------- ----------------------
        Keith Geoff (7)                                                700,000                2.9%
        --------------------------------------------------------- ------------------- ----------------------
        Jason Harkavy (7)                                              700,000                2.9%
        --------------------------------------------------------- ------------------- ----------------------
        Tim Clorite (7)                                                700,000                2.9%
        --------------------------------------------------------- ------------------- ----------------------
        John Chandler (7)                                              114,435                0.48%
        --------------------------------------------------------- ------------------- ----------------------
        Gregory Piccinno (7)                                            19,072                0.08%
        --------------------------------------------------------- ------------------- ----------------------
        Benjamin Cowley (7)                                             11,444                0.05%
        --------------------------------------------------------- ------------------- ----------------------
        La Nacional Corporation (8)                                    282,855                1.2%
        --------------------------------------------------------- ------------------- ----------------------
        Marie-France Giguere (9)                                        50,000                0.21%
        --------------------------------------------------------- ------------------- ----------------------
        Total Shares Held by Directors, Officer, Control and or       21,809,000               92%
        Affiliates
        --------------------------------------------------------- ------------------- ----------------------
        Total Shares Held by Public (10)                              1,985,000                13%
        --------------------------------------------------------- ------------------- ----------------------
        Total Shares Outstanding (11)                                 23,794,000              100%
        --------------------------------------------------------- ------------------- ----------------------
        Warrants (12)                                                     0
        --------------------------------------------------------- ------------------- ----------------------
        Options (13)                                                   514,958
        --------------------------------------------------------- ------------------- ----------------------
        Shares Outstanding on a fully diluted basis before            24,214,958
        exercise of Special Options
        --------------------------------------------------------- ------------------- ----------------------
        Special Options (14)                                          2,421,496
        --------------------------------------------------------- ------------------- ----------------------
        Shares Outstanding on a fully diluted basis                   26,636,454
        --------------------------------------------------------- ------------------- ----------------------

1)    Ed Cabrera is an employee of J. Giordano Securities Inc.

2)    Jose Araque is the President and director of the issuer

3)    Rainey Sellars is a director of the issuer

4) Les Services Financiers Francis Mailhot Inc. is a company 100% owned and controlled by Francis Mailhot and Francis Mailhot is a director of the issuer and is a managing director at Finkelstein Capital Inc. and Finkelstein Capital Inc. is a corporate finance advisory firm presently retained by the Issuer. Les Services Financiers Francis Mailhot Inc. owns (25%) of Finkelstein Capital Inc.

5) Toyma Capital Inc. Is a company 100% owned by the Amyot Family Trust of which Mr. Jean-Francois Amyot is one of the beneficiaries of the trust and Mr. Amyot is a managing director of Finkelstein Capital Inc. and Finkelstein Capital Inc. is a corporate finance advisory firm presently retained by the Issuer. Toyma Capital Inc. owns (25%) of Finkelstein Capital Inc.

6)    Timothy Gardner is a director of the Issuer

7)    Founding Shareholders

8) La Nacional Corporation is a corporation owned by Allan H. Friedman and Dilice Villafana.

9) Marie-France Giguere is the common law spouse of Francis Mailhot, one of the Issuer's director.

10) There are 1,985,000 shares held by the public of which, 1,850,000 common shares are registered for trading.

11) There are a total of 23,794,000 common shares outstanding owned by a total of 93 shareholders.

12)   No warrants have been issued

13) Jose Araque, the President of the Issuer was granted 257,478 share purchase options at $0.06 and Ed Cabrera, a consultant was granted 257,478 share purchase options at $0.06

14) Ed Cabrera was granted a special options whereby once the Issuer is successful in obtaining a $5,000,000 financing, Mr. Cabrera will receive shares of the Issuer in the amount equal to 10% of the fully diluted shares outstanding and therefore 2,421,496.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Pursuant to the reverse merger transaction, the following Election and nomination took place on March 30, 2005.

Jose Araque, Chairman, President and CEO

Mr. Araque, 46, has extensive experience as a senior engineer and marketing director. He has worked for General Electric and Westinghouse for 10 and 5 years, respectively. In 1995, he founded Medical Marketing and Management, Inc., a consulting firm providing billing, marketing and management services to the medical private practices industry. Jose has a M.B.A. from the State University of New York at Albany and a M.S. in Electrical Engineering from Polytechnic Institute of New York. He is a member of the Hispanic Heritage Institute.

Rainey Sellars, Director

Mr. Sellars has been a board member since 2004. He is a founding partner of Guardian Capital, a fund of funds managing over $30 million in assets. Prior to Guardian Capital he was a Managing Director at Merrill Lynch, where he worked for 13 years in various institutional roles in International Equities. He spent the last two years at Merrill Lynch developing a private-client platform which encompassed product selection, risk-adjusted performance and suitable costs for the ultra-high net worth segment. He has made numerous uinvestment in startup companie including Nuevo Financial and 401K.com. He received his MBA from The London Business School in 1991 and a BS in Chemistry and Economics from UNC-Chapel Hill in 1985.

Timothy Gardner, Director

Tim is a founding partner of Guardian Capital. Prior to Guardian Capital, he worked at Merrill Lynch for 11 years in a variety of roles based in London, New York, Buenos Aires and Miami. From 1993-2001, he was in the institutional division and most recently worked in the private bank developing a new platform for high net worth individuals. At Guardian, Tim is responsible for the client acquisition strategy and investment manager interface. He received his BA in Business Administration with distinction from Oxford Brookes University in 1992.

Item 7.01 Regulation FD Disclosure.

On June 2, 2000, Millennium Capital Venture Holdings Inc. was incorporated under the laws of the State of Delaware. On June 26, 2001, the sole shareholder of Millennium sold its shares to Bruno Desmarais, who thus became the sole shareholder, officer and director of millennium. Mr. Desmarais commenced looking for an acquisition candidate for Millennium.

Millennium was formed to seek, investigate and, if such investigation warranted, acquire an interest in business opportunities presented to it by persons or firms who or which desire to seek the perceived advantages of an Exchange Act registered corporation

On March 24, 2003, Millennium acquired all of the issued and outstanding shares of Mada Multimedia Inc., a Quebec corporation ("Mada"). Mada is in the business of designing, producing and marketing multimedia applications in the financial education sector. Mada also offers training courses and simulations in the stock trading sector. In connection with the acquisition, Millennium's largest shareholder, and its President and member of the Board of Directors, Mr. Bruno Desmarais, granted Mada's sole shareholder, Mario Drolet, an option to purchase 2,000,000 shares of Millennium owned by Mr. Desmarais for $350,000. Pursuant to the Share Purchase Agreement, Mr. Drolet may appoint two individuals to Millennium's Board of Directors. As of the date of this filing, Mr. Drolet has not made either of such appointments. Millennium purchased Mada for $1,000.

Millennium conducted a private placement of common stock during the first quarter of 2003 in which a total of $42,500 was raised from the sale of 850,000 shares. The funds from this offering were used for ongoing operations of Millennium

On February 4, 2005, Mr. Andre St-Arnaud, Mr. Nil Lapointe, Mr. Mario Drolet and Mr. Bruno Desmarais resigned as Directors and Officers of Millennium Capital Venture Holdings Inc.

Mr. Francis Mailhot has been nominated and appointed as a Director and as President and CEO of Millennium Capital Venture Holdings Inc.

On March 11, 2005, Millennium Capital Venture Holdings Inc. ("MCVH"), a Delaware corporation completed the acquisition of Telediscount Communications Inc., a New York corporation, pursuant to an Agreement and Plan of Merger whereby MCVH will exchange shares of MCVH for one hundred percent (100%) of the outstanding shares of Telediscount Communications Inc. At the effective time of the merger, Telediscount Communications Inc. will be merged with and into our wholly owned subsidiary, Millennium Acquisition Corp., a Florida corporation, which will be subsequently dissolved and merged into the issuer.

All of the outstanding shares of Telediscount Communications Inc. common stock shall be converted by virtue of the merger at the Closing Date into shares of our common stock (the "Merger Securities"). On or before the Closing Date, each Shareholder of Telediscount Communications Inc. shall surrender their outstanding shares of Telediscount Communications Inc. common stock existing immediately prior to the Closing Date. Until so surrendered, any outstanding certificates or other documentation which, prior to the Closing Date represented outstanding shares of Telediscount Communications Inc. common stock, shall be deemed for all corporate purposes to be surrendered. Upon such surrender, shares of Telediscount Communications Inc. common stock so surrendered shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist.

The "Acquired" Business

Founded in 1998, TELEDISCOUNT COMMUNICATIONS, INC. ("Telediscount") is a leading provider of communication and wire remittance to the rapidly growing Hispanic population within the United States. The Company targets working-class communities in the New York metropolitan area where there is a high concentration of Hispanics who have strong demand for financial products. Thus, the Company is in the process of converting its stores into "financial superstores" for the underbanked community. It proposes to change its name to Nuevo Financial, Inc. and market financial products such as storage value cards, debt consolidation program, payday loans, wire transfers, check cashing, money orders, bill payment, auto insurance, home mortgage and prepaid credit cards. Additionally, it is looking to create a network of affiliated distribution channels in Mexico and in other Latin American countries for its financial products. The store base growth will be driven by two modes: franchising the concept and adding affiliated stores to the distribution channel.

The primary vehicle for reaching customers is a unique storefront concept where customers wire money to their "home" country, pay their phone and electric bills in the U.S. and Latin America, qualify home mortgages, make international calls to Latin American countries, purchase wireless products and access the Internet, among other services. The Company is currently one of the largest operators in the United States with 18 storefronts located primarily in the New York/New Jersey metropolitan area. Telediscount has successfully branded its services throughout the NY metropolitan area. Marketing expenses has averaged 3% of sales (with a range from 0-10%) with the primary distribution channel being flyers distributed throughout neighborhoods. The second method has been newspaper advertising in leading Hispanic newspapers. Additionally, radio spots in Spanish-language and visits by personalities have proven to be effective. TV advertising is costly but has been very responsive to monthly promotions.

Besides this branding and trust that it has built in consumer's mind over the last 6 years, Telediscount has several other advantages to accelerate its conversion into a "financial superstore". Given its development of its telecommunication products, the Company has a state-of-the-art communication network with preferential telecommunication rates. Coupled with the use of new technology such as Voice over Internet Protocol (VOIP), Telediscount can connect all its stores to headquarter at no cost and provide secured broadband connectivity globally. Secondly, the Company has locked up the most desirable storefront locations in its targeted Hispanic communities with significant foot traffic and calling volume. From these locations, it generates $1 million per week in wire transfers using four carriers to numerous countries throughout Latin America. To develop the business, management is focused on completing several key objectives over the next 12 months:

      o Secure key strategic partnerships with financial institutions and Latin America retailers

      o     Execute reverse merger into public company

      o     Receive permits and licenses to provide financial services

      o     Institute a technology platform to process financial transactions

      o     Develop a turnkey franchise program

      o     Recruit a world class management team

Market Potential

Telediscount, dba Nuevo Financial, has developed a business model that combines robust digital technologies with migrant-agent distribution channels to address the underserved rural and semi-rural migrant-sending and migrant receiving communities that pay large fees to stay connected and transfer significant sums of money from the United States. The model has two main elements: (1) building a digitally empowered network of Company-owned, franchised and affiliated stores, and (2) develop a multitude of financial products for this network.

The use of paper-based payment instruments is declining. Technology is enabling a new generation of product offerings by non-mainstream financial institutions for the unbanked consumer. A new report from Celent Communications, Self-Service for the Unbanked, predicts that self-service technology will be pivotal in enabling alternative financial entities to capture US$3.3 billion, or 22 percent, of the unbanked consumer market by 2010. The unbanked sectors representing nearly 33 million US households have traditionally been served by a variety of alternative financial services providers, including check cashing stores, money transfer services, and alternative credit sources. From time to time, banks have attempted to enter this market, often with disappointing results. Despite this record, the growth of the alternative financial services market and the development of new self-service technologies is leading financial institutions to reevaluate the market opportunity represented by this long-overlooked sector.

According to the Federal Reserve, 9.7% of households in the United States, approximately 26 million individuals--have no transaction accounts at mainstream depository banking institutions. An additional 40 million individuals either do not have a savings account or access to credit, and are thus considered underbanked. Together, the total number of un- and underbanked individuals in the United States is estimated to be nearly 70 million, generating aggregate annual income in excess of $300 billion. Prepaid products represent the largest remaining untapped market for consumer payments, reflecting huge growth potential--estimated at $2.1 trillion. Moreover, 35 million people migrant workers and immigrants in the U.S. are living outside of their country of origin.

   ----------------------------------------------------------------------------------------------------------------------
                                        U.S. LATINO and LATIN AMERICA MARKET POTENTIAL

   ------------------------------------- ------------------------- ----------------------------- ------------------------
                                                    US                    Latin America                 US Latinos
   ------------------------------------- ------------------------- ----------------------------- ------------------------
   Population (M)                                  280                         515                          35
   ------------------------------------- ------------------------- ----------------------------- ------------------------
   Household Income (US$B)                        $6.344                      $0.871                      $0.466
   ------------------------------------- ------------------------- ----------------------------- ------------------------
   Remittances (US$B)                             -$60.0                      $40.0                       -$40.0
   ------------------------------------- ------------------------- ----------------------------- ------------------------
   Source: UCLA NAID Center

Check cashing services, along with payday loans, are among the fringe financial services that mainstream financial institutions have tried to enter with little success. Payday lenders typically charge annual percentage rates of 300 percent or higher. Between 11 million and 13 million unbanked Americans, and as many as 30 million Americans overall, use check cashing services. According to the Filene Research Institute, high-fee check cashing outlets process 180 million checks worth $55 million annually and typically generate profit margins of 12-30 percent. Virtually nonexistent a decade ago, the payday loan industry has grown in recent years, today totaling 22,000 outlets.

         --------------------------------------------------------------------------------------------------------
                               AVERAGE COST OF SENDING $200 TO LATIN AMERICA FROM THE U.S.
         --------------------------------------------------------------------------------------------------------
                                        Transfer Fee                Exchange Rate                 Total
         ----------------------- ---------------------------- --------------------------- -----------------------
         Mexico                             $6.54                       $11.59                    $18.13
         Dominican Rep.                     $4.22                       $18.16                    $22.38
         Colombia                           $6.31                       $18.71                    $25.02
         Cuba                              $25.58                        $0.0                     $25.58
         Source: Inter-American Bank

An additional market is remittance, which is considered one of the most lucrative for the underbanked Hispanic community. According to the Inter-American Development Banks Multilateral Investment Fund, the remittance market in 2005 to Latin America is projected to total $40 billion with annual revenues of $2 billion. It is growing at 7% as the Patriot Act has raised the cost and obstacles of formal methods of transferring money between the U.S. and Latin American countries. A 5% market share translates to $1 billion remittance value with revenues of $40 million for Nuevo Financial. The storage value card can easily achieve such a market share given the convenience and cost advantages. It has no FX surcharge since it is a transnational issuance, it has a secured proprietary pin system and it is a better value than competing products. Currently, wire transfers accounting for 70% of the remittance market while the unlicensed, informal channel of "mula", "viajero", "encomendero" and travel agents account for an additional 17% of the market, indicating the demand for lower cost alternatives.

   --------------------------------------------------------------------------------------------------------------------------
                                                       COST COMPARISONS
   --------------------------------------------------------------------------------------------------------------------------
                                                          Western Union                          Nuevo Financial
   ----------------------------------------- ---------------------------------------- ---------------------------------------
   Application Fee                                           $19.95                                     $0
   ----------------------------------------- ---------------------------------------- ---------------------------------------
   Monthly Fee                                                $4.95                                     $0
   ----------------------------------------- ---------------------------------------- ---------------------------------------
   Card Load                                                  $6.00                                     $0
   ----------------------------------------- ---------------------------------------- ---------------------------------------
   ATM Withdraw                                               $2.00                                     NA
   ----------------------------------------- ---------------------------------------- ---------------------------------------
   Cash Advance                                               $4.00                                   $1.00
   ----------------------------------------- ---------------------------------------- ---------------------------------------
   Remittance                                                  NA                                     $10.00
   ----------------------------------------- ---------------------------------------- ---------------------------------------
   Source: First Data Corporate Data

Customer Profile

Telediscount's primary customers are foreign-born Hispanics with the following breakdown: Ecuadorian 15%, Guatemala 6%, Colombian 5%, Mexican 45%, Peru 5%, Uruguay 5%, Argentina 3%, and Other Countries 16%. Our marketing survey shows that 17% have bank accounts, 30% have telephones, 10% own an automobile and 10% have credit cards. This customer base has several positive features. Hispanics is the fastest growing minority in the country, accounting for 12.5% of the U.S. population. Government statistics show that there are 18.3 million legal Hispanics above the age of 12 living in the United States and an additional 5 million that are considered undocumented immigrants. The influx of immigrants and the larger than average families result in the minority growing at 5% while the US population is averaging growth of only 1.2%.

According to DRI/McGraw Hill, the average Hispanic household has an average income of $34,000 and a total purchasing power of $581 billion. Hispanics typically are brand loyal, spending approximately 14% of their gross income on financial products and services. Often, ease of usage and quality tends to be more important than pricing given the language difficulties when a problem arises. Census 2000 data indicates that Hispanics are living in increasingly segregated neighborhoods where they are the largest minority. Areas with particularly high concentrations include Los Angeles, New York, Miami, San Francisco, Chicago, Houston and Dallas, all of which are the Company's targeted markets.

                        Hispanic Population By U.S. City
                  (Documented Hispanics above 12 years of age)

------------------------------- ----------------------------- ----------------------------- --------------------------
                                       # Of Hispanics                  % of City                     % of US
                                        12-yrs+ age                    Population                   Hispanics
------------------------------- ----------------------------- ----------------------------- --------------------------
Los Angeles                              4,458,500                       37.7%                        20.1%
------------------------------- ----------------------------- ----------------------------- --------------------------
New York                                 2,771,000                       18.1%                        12.5%
------------------------------- ----------------------------- ----------------------------- --------------------------
Miami                                    1,168,300                       36.9%                        5.3%
------------------------------- ----------------------------- ----------------------------- --------------------------
San Francisco                             912,700                        18.1%                        4.1%
------------------------------- ----------------------------- ----------------------------- --------------------------
Chicago                                   854,400                        12.9%                        3.9%
------------------------------- ----------------------------- ----------------------------- --------------------------
Houston                                   778,500                        22.7%                        3.5%
------------------------------- ----------------------------- ----------------------------- --------------------------

------------------------------- ----------------------------- ----------------------------- --------------------------
TOTAL                                    18,318,176                        NA                         10.2%
------------------------------- ----------------------------- ----------------------------- --------------------------
Source: U.S. Census Population


Demographics

The initial target markets for Nuevo Financial are towns in rural Mexico with populations of less than 50,000. Based on recent CONAPO 2000 surveys, 52.7 percent of the total 103.6 million Mexican populations live in the small communities with population less than 50,000, including more than 80 percent of the 20 million people in Mexico that receive remittances. Mexican immigrants in the U.S. send back to Mexico an estimated $15 billion annually to rural and semi-rural communities, with less than 1% directed toward banks or credit institutions for local savings and investments. The U.S. to Latin America transnational market is estimated at $1 trillion. Demand continues to grow despite the fact that a cost charged for these services are very high while in many of the targeted areas access is limited.

The market for U.S. to Mexico remittances has more than 200 companies following the footsteps of Western Union and Money Gram, with large National Money Transmitting Organization (including Vigo, USPS, Rica, Dole and Segue) still controlling about half of the estimated 5 million transactions a year. Small informal agent networks have grown to control close to 45% of the market, with banks and credit unions making up about 5% of the market, and a handful of debit and ATM card providers having virtually no market presence. Most competitors agree that the future of money transfer lies in these new technologies. As money orders were replaced by wire remittances, storage value cards are expected to shift the market.

The Product and Services

It currently has numerous relationships with leading wire remittance companies and has developed a proprietary storage value platform. The Nuevo Financial storage value product is a remittance card program based on a "gift card" type platform, which allows Telediscount to track and administer the money flow from one cardholder in any Nuevo Financial location to a second cardholder in any other location. Using the Maestro ATM program, the product creates a "bridge" between the two cards to allow funds to be moved backwards and forwards between the two card types. The benefits of this program are many-fold: (1) there is a significant reduction in per transaction processing fees, and (2) more flexibility in modifying the platform and adding new functionalities. The program simplifies the addition of other products and the transfer of funds to partners providing such products as phone cards, life insurance, and health benefits.

Telediscount is currently seeking full integration of its proprietary card program with one or more "network programs" such as Visa/Mastercard, which would allow for various unique and powerful functionalities. For example, Nuevo Financial will be able to take payroll deposited into the card, transfer the fund across the border, load the funds onto a Nuevo Financial Maestro card issued by a Mexican bank, and then withdraw pesos at an ATM in Mexico without paying the 4% foreign exchange markup imposed on international Maestro card withdrawals. This process, although seemingly complex, would occur in under a minute, and would be in compliance with Maestro rules and regulations. The result would be a cost savings of $12 for a standard $300 Maestro card-to-Maestro card remittance.

Trademarks

The Company has applied for registered trademarks for "Telediscount(TM)" and "TELEDISCOUNT Communications", and has applied for the logo on the front page of this prospectus. The Company is also in the process of registering several domain names, including www.avvcom.com and www.telediscountcom.com.

Personnel

At present, the Company employs a total of one hundred eight (78) employees, twelve (12) of whom are executive officers. In addition, the Company currently utilizes the services of consultants in the areas of corporate and financial services. Immediately following the completion of this Offering, the Company plans to significantly expand its operations and, in connection with such operations, will require additional employees.

Section 8 - Other Events

Item 8.01 Other Events.

The Company is currently negotiating financing in the form of a bridge loan for a total of $500,000 and is planning a private placement financing on or before October 31, 2005 for approximately USD$5,500,000 to a maximum of USD$7,500,000 in order to expand into other regions and launch new products and services.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired.

The financial statements required by this Item 9(a) will be filed by amendment to the Form 8-K filed on March 28, 2005, within the period permitted by Item 9(a)(4) of Form 8-K.

(b) Pro Forma financial information

The pro forma financial information required by this Item 9(b) will be filed by amendment to the Form 8-K filed on March 28, 2005 within the period permitted by
Item 9(a)(4) of Form 8-K.

(c)  Exhibits

     Exhibits     Description
     --------     -----------

         2.1 Agreement and Plan of Merger by and between Telediscount Communications Inc., Millennium Acquisition Corp. and Millennium Capital Venture Holdings Inc., dated March 11, 2005. (incorporated by reference to the Form 8-K filed on March 28, 2005)

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: April 14, 2005            /s/ Francis Mailhot
                                --------------------------------------------
                                Francis Mailhot
                                President, CEO and Chairman
                                Millennium  Capital  Venture  Holdings Inc.